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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 11, 2003


                                GATX Corporation
             (Exact Name of Registrant as Specified in its Charter)


           New York                        1-2328                 36-1124040
(State or other jurisdiction of       (Commission File          (IRS Employer
        incorporation)                    Number)            Identification No.)

           500 West Monroe Street
              Chicago, Illinois                             60661-3676
  (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (312) 621-6200

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ITEM 5.  OTHER EVENTS.

On August 11, 2003, GATX Corporation issued a press release announcing its plans to offer, subject to market and other conditions, $115 million of contingent convertible senior unsecured notes due 2023.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                       GATX CORPORATION
                                              ----------------------------------
                                                         (Registrant)

                                                       /s/ Brian Kenney
                                              ----------------------------------
                                                       Brian A. Kenney
                                                  Senior Vice President and
                                                   Chief Financial Officer
                                                  (Duly Authorized Officer)

Date:  August 11, 2003


                                INDEX TO EXHIBITS

Exhibit No.                                                 Method of Filing
-----------                                                 ----------------
99a                GATX Corporation press release           Filed Electronically
                   dated August 11, 2003